EQ ADVISORS TRUSTSM

EQ/PIMCO Total Return ESG Portfolio

SUPPLEMENT DATED MAY 25, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding the principal investment strategy for EQ/PIMCO Total Return ESG Portfolio.

Effective immediately, the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategy” is amended by adding the following sentence after the first sentence of the 10th paragraph of the section:

The Portfolio may invest in derivatives, such as credit default swaps, on indexes of securities which may include exposure to issuers that the Portfolio is not permitted to invest in directly.